UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 30, 2013

MMAX MEDIA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53574	20-4959207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 E. Commercial Blvd., Suite 612, Ft. Lauderdale, FL   33308

 (Address of principal executive offices) (Zip Code)

1-800-991-4534

(Registrant’s telephone number, including area code)

511 N.E. 3rd Avenue, 1st Floor, Fort Lauderdale, Florida 33301

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS

On April 30, 2013, MMAX Media, Inc. (the “Company”) received notice from the Financial Industry Regulatory Authority (“FINRA”) that the Company’s reverse split of 69 to 1 (the “Reverse Split”) shall be effective on May 17, 2013. The Reverse Split had been previously approved and authorized by the board of directors and majority holders of the Company’s common stock and, as a result, (i) every 69 shares of the Company’s outstanding common stock will be converted into 1 share of the Company’s common stock, and (ii) the issued and outstanding common stock of the Company shall decrease from 375,852,636 to 5,447,140, subject to the “rounding up” of fractional shares to the nearest whole number.  The Company also received approval from FINRA for its name change from “MMAX Media, Inc.” to “PayMeOn, Inc.” (the “Name Change”).  Effective May 17, 2013 the Company’s quotation symbol shall change to “MMAXD” to reflect the Reverse Split.  Twenty (20) business days thereafter the symbol shall change from “MMAXD” to “PAYM” to reflect the Name Change.  A copy of the Articles of Amendment reflecting the Reverse Split and Name Change is attached to this Current Report on Form 8-K as Exhibit 3.1.

Our investors and others should note that we currently announce material information to our investors using SEC filings and press releases. We use these channels as well as social media channels to announce information about the company. Given the recent SEC guidance regarding the use of social media channels to announce material information to investors, we are notifying investors, the media, and others interested in the company that in the future, we might choose to communicate material information via social media channels and it is possible that the information we post on social media channels could be deemed to be material information. Therefore, in light of the SEC’s guidance, we encourage investors, the media, and others interested in our company to review the information we post on the U.S. social media channels listed below.

Facebook Page

https://www.facebook.com/PayMeOn

https://www.facebook.com/EdwardACespedesCEO

https://www.facebook.com/pages/Social-Income/111395379026056

Twitter Feed

https://twitter.com/PayMeOn

https://twitter.com/SocialIncome

Company Blog

https://paymeon.com/blog/

Any updates to the list of social media channels we will use to communicate material information will be posted on the Investor Relations page of the Company’s website at https://paymeon.com/investor-relations/.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment effective May 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMAX MEDIA, INC.

/s/ Edward Cespedes
Edward Cespedes
Chief Executive Officer
May 6, 2013